UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2021

New Mountain Guardian III BDC, L.L.C.

(Exact name of Registrant as specified in its charter)

Delaware	000-56072	84-1918127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

787 7th Avenue, 48th Floor,
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Name of each exchange
Title of each class	Trading Symbol(s)	on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

New Mountain Guardian III BDC, L.L.C. (the “Company”) entered into a Second Amended and Restated Limited Liability Company Agreement (the “Second A&R LLC Agreement”), effective as of January 15, 2021, which amended and restated the agreement that sets forth the terms pursuant to which the Company is operated. The Company’s Board of Directors had approved the Second A&R LLC Agreement by written consent on December 7, 2020.

The Second A&R LLC Agreement amended certain provisions of the Company’s Amended and Restated Limited Liability Company Agreement, dated as of July 15, 2019 (the “A&R LLC Agreement”), regarding the Closing Period and Per Unit Price (each as defined in the Second A&R LLC Agreement). The Second A&R LLC Agreement provides that the Closing Period will end on July 30, 2021, whereas the A&R LLC Agreement provided that the Closing Period would end on January 15, 2021, which is eighteen months from the Company’s Initial Closing Date (as defined in the A&R LLC Agreement) of July 15, 2019.

In addition, the Second A&R LLC Agreement also provides that the Per Unit Price will be, (1) for any future Drawdown Dates or Catch-Up Dates (each as defined in the Second A&R LLC Agreement) where the then-current Per Unit NAV (as defined in the Second A&R LLC Agreement) is greater than or equal to $9.70, $10.00, and (2) for any future Drawdown Dates or Catch-Up Dates where the then-current Per Unit NAV is less than $9.70, the greater of (A) the Per Unit NAV and (B) $9.50. In contrast, the A&R LLC Agreement provided that the Per Unit Price would be $10.00 during the initial 18-month drawdown period and equal to the then-current Per Unit NAV thereafter.

The foregoing description of the Second A&R LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second A&R LLC Agreement, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 15, 2021, the Second A&R LLC Agreement was approved by written consent of the Company’s members representing 20,165,458 Units, which constituted a majority-in-interest of the common unitholders. No other votes are required to adopt the Second A&R LLC Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

3.1	Second Amended and Restated Limited Liability Company Agreement, dated as of January 15, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN Guardian III BDC, L.L.C.

Date: January 22, 2021	By:	/s/ Karrie J. Jerry
Name: Karrie J. Jerry
Title: Corporate Secretary